SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 1999, which forms the Trust, which will issue the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2).


                SALOMON BROTHERS MORTGAGE  SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62737-03               13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Seven World Trade Center, 29th Floor
New York, New York                                                10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5659

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, Cendant Mortgage Corporation, as master servicer, and The Chase Manhattan Bank, as trustee. On June 25, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on June 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    July 15, 1999               By:  /s/ Cynthia Kerpen
                                        Cynthia Kerpen
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         June 25, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on June 25, 1999

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           06/25/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            INTEREST         PRINCIPAL     TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1_1    60,123,603.00   58,923,605.65      319,169.53     262,755.14     581,924.67        0.00         0.00         58,660,850.51
A1_2     9,545,000.00    9,545,000.00       49,713.54           0.00      49,713.54        0.00         0.00          9,545,000.00
A1_3     9,545,000.00    9,545,000.00       53,690.63           0.00      53,690.63        0.00         0.00          9,545,000.00
A1_4    15,000,000.00   15,000,000.00       81,250.00           0.00      81,250.00        0.00         0.00         15,000,000.00
A1_5    49,800,000.00   48,981,687.58      265,317.47     179,180.22     444,497.69        0.00         0.00         48,802,507.36
A1_6       200,000.00      200,000.00        1,083.33           0.00       1,083.33        0.00         0.00            200,000.00
A2      68,254,245.00   66,988,458.74      362,854.15      69,099.94     431,954.09        0.00         0.00         66,919,358.80
PO       1,904,951.79    1,848,278.24            0.00       2,534.31       2,534.31        0.00         0.00          1,845,743.93
B1       4,466,000.00    4,454,037.40       24,126.04       4,039.22      28,165.26        0.00         0.00          4,449,998.18
B2       2,010,000.00    2,004,616.06       10,858.34       1,817.90      12,676.24        0.00         0.00          2,002,798.16
B3         781,000.00      778,907.96        4,219.08         706.38       4,925.46        0.00         0.00            778,201.58
B4         782,000.00      779,905.40        4,224.49         707.25       4,931.74        0.00         0.00            779,198.15
B5         335,000.00      334,102.69        1,809.72         302.98       2,112.70        0.00         0.00            333,799.71
B6PO       558,364.57      556,870.30            0.00         373.72         373.72        0.00         0.00            556,496.58
RII            200.00            0.00            0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 223,305,364.36  219,940,470.02    1,178,316.32     521,517.06   1,699,833.38        0.00         0.00        219,418,952.96
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IO     223,305,364.36  219,940,470.02       61,473.63           0.00      61,473.63        0.00         0.00        219,418,952.96
B6IO       558,364.57      556,870.30        3,016.38           0.00       3,016.38        0.00         0.00            556,496.58
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

B1_1     3,009,032.45    3,001,348.56        16,257.30      2,617.32       18,874.62       0.00         0.00          2,998,731.24
B1_2     1,456,967.55    1,452,688.84         7,868.73      1,421.90        9,290.63       0.00         0.00          1,451,266.94
B2_1     1,354,364.60    1,350,906.08         7,317.41      1,178.05        8,495.46       0.00         0.00          1,349,728.03
B2_2       655,635.40      653,709.98         3,540.93        639.85        4,180.78       0.00         0.00            653,070.13
B3_1       526,030.68      524,687.41         2,842.06        457.55        3,299.61       0.00         0.00            524,229.86
B3_2       254,969.32      254,220.55         1,377.03        248.83        1,625.86       0.00         0.00            253,971.72
B4_1       527,030.68      525,684.85         2,847.46        458.42        3,305.88       0.00         0.00            525,226.43
B4_2       254,969.32      254,220.55         1,377.03        248.83        1,625.86       0.00         0.00            253,971.72
B5_1       225,727.44      225,151.03         1,219.57        196.34        1,415.91       0.00         0.00            224,954.69
B5_2       109,272.56      108,951.66           590.15        106.64          696.79       0.00         0.00            108,845.02
B6PO_1     376,243.63      375,282.85             0.00        195.98          195.98       0.00         0.00            375,086.87
B6PO_2     182,120.94      181,587.45             0.00        177.74          177.74       0.00         0.00            181,409.71
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           06/25/99                                                                                         PAGE #      2

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          INTEREST      PRINCIPAL      TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
A1_1  79548KG85     980.0411604    5.308556        4.370249      9.678806       975.6709110      A1_1           6.500000 %
A1_2  79548KG93   1,000.0000000    5.208333        0.000000      5.208333     1,000.0000000      A1_2           6.250000 %
A1_3  79548KH27   1,000.0000000    5.625001        0.000000      5.625001     1,000.0000000      A1_3           6.750000 %
A1_4  79548KH35   1,000.0000000    5.416667        0.000000      5.416667     1,000.0000000      A1_4           6.500000 %
A1_5  79548KH43     983.5680237    5.327660        3.597996      8.925656       979.9700273      A1_5           6.500000 %
A1_6  79548KJ66   1,000.0000000    5.416650        0.000000      5.416650     1,000.0000000      A1_6           6.500000 %
A2    79548KH76     981.4548346    5.316214        1.012390      6.328604       980.4424443      A2             6.500000 %
PO                  970.2493521    0.000000        1.330380      1.330380       968.9189720      PO             0.000000 %
B1    79548KH84     997.3214062    5.402159        0.904438      6.306597       996.4169682      B1             6.500000 %
B2    79548KH92     997.3214229    5.402159        0.904428      6.306587       996.4169950      B2             6.500000 %
B3    79548KJ25     997.3213316    5.402151        0.904456      6.306607       996.4168758      B3             6.500000 %
B4    79548KJ33     997.3214834    5.402161        0.904412      6.306573       996.4170716      B4             6.500000 %
B5    79548KJ41     997.3214627    5.402149        0.904418      6.306567       996.4170448      B5             6.500000 %
B6PO  79548KJ58     997.3238452    0.000000        0.669312      0.669312       996.6545334      B6PO           6.500000 %
RII   79548KH68       0.0000000    0.000000        0.000000      0.000000         0.0000000      B1_1           6.500000 %
                                                                                                 B1_2           6.500000 %
-------------------------------------------------------------------------------------------      B2_1           6.500000 %
TOTALS              984.9314218    5.276704        2.335443      7.612148       982.5959783      B2_2           6.500000 %
-------------------------------------------------------------------------------------------      B3_1           6.500000 %
                                                                                                 B3_2           6.500000 %
-------------------------------------------------------------------------------------------      B4_1           6.500000 %
IO                       984.93    0.275290        0.000000      0.275290            982.60      B4_2           6.500000 %
B6IO                     997.32    5.402169        0.000000      5.402169            996.65      B5_1           6.500000 %
-------------------------------------------------------------------------------------------      B5_2           6.500000 %
                                                                                                 B6PO_1         0.000000 %
-------------------------------------------------------------------------------------------      B6PO_2         0.000000 %
B1_1                     997.45    5.402833        0.869821      6.272654            996.58       RII           6.500000 %
B1_2                     997.06    5.400759        0.975931      6.376690            996.09  -----------------------------------
B2_1                     997.45    5.402836        0.869817      6.272654            996.58       IO            0.336255 %
B2_2                     997.06    5.400761        0.975924      6.376684            996.09      B6IO           6.500000 %
B3_1                     997.45    5.402841        0.869816      6.272657            996.58  -----------------------------------
B3_2                     997.06    5.400767        0.975921      6.376689            996.09
B4_1                     997.45    5.402835        0.869817      6.272652            996.58
B4_2                     997.06    5.400767        0.975921      6.376689            996.09
B5_1                     997.45    5.402843        0.869810      6.272653            996.58
B5_2                     997.06    5.400715        0.975908      6.376624            996.09
B6PO_1                   997.45    0.000000        0.520886      0.520886            996.93
B6PO_2                   997.07    0.000000        0.975945      0.975945            996.09
-------------------------------------------------------------------------------------------  -----------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                CYNTHIA KERPEN
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3233
                       Email: cynthia.kerpen@chase.com
                     ---------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           06/25/99                                                                                     PAGE #       3


Sec. 4.02(iii)      Aggregate Amount of Servicing Compensation                                                          38,999.32

Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 1                                                     0.00
Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 2                                                     0.00

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 1 147,974,957.24

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 2  71,443,995.72

Sec. 4.02(vi)       Sub-Pool 1

                         Number of Mortgage Loans as of the related Due Period                                                476

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                147,974,957.24

                         Weighted average remaining term to maturity as of the related Due Period                          354.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period                   7.15

Sec. 4.02(vi)       Sub-Pool 2

                         Number of Mortgage Loans as of the related Due Period                                                219

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                 71,443,995.72

                         Weighted average remaining term to maturity as of the related Due Period                          349.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period                   6.68


Sec. 4.02(vii)      DELINQUENCIES

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           06/25/99                                                                                     PAGE #       4



Sec. 4.02(vii)      FORECLOSURE (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(vii)      LOANS IN BANKRUPTCY (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(viii)     REO Properties (Not Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

Sec. 4.02(ix)       Aggregate Book Value of REO Loans                                                                        0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


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           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           06/25/99                                                                                     PAGE #       5






Sec. 4.02(x)        Aggregate Principal Prepayment made during the related Prepayment Period                           306,549.46

Sec. 4.02(xi)       Aggregate Realized Losses made during the related Prepayment Period

                         Sub-Pool 1                                                                                          0.00

                         Sub-Pool 2                                                                                          0.00

Sec. 4.02(xii)      Aggregate Extraordinary Trust Fund Expenses withdrawn from the Collection Account
                    or the Distribution Account                                                                              0.00

Sec. 4.02(xvi)      Aggregate Prepayment Interest Shortfalls, to the extent not covered by the Master Servicer               0.00

Sec. 4.02(xvii)     Aggregate amount of Relief Act Interest Shortfall                                                        0.00

Sec. 4.02(xviii)    Applicable Bankruptcy Amount                                                                       100,000.00
                    Applicable Fraud Loss Amount                                                                     2,233,054.00
                    Applicable Special Hazard Amount                                                                 3,604,579.00

Sec. 4.02(xx)       Mortgage Loans as to which foreclosure proceeeding have been concluded                                   0.00

Sec. 4.02(xxi)      Mortgage Loans as to which a Final Liquidation has occurred

                         Number of loans                                                                                     0.00
                         Unpaid principal balance                                                                            0.00
                         Liquidated Proceeds                                                                                 0.00



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

